EXHIBIT 10.1

TRIDENT BRANDS INCORPORATED

THIRD AMENDMENT TO CONVERTIBLE PROMISSORY NOTES

This Third Amendment to Convertible Promissory Notes (this “Third Amendment”) is entered into effective as of May 31, 2020 (the “Effective Date”), by and between Trident Brands Incorporated, a Nevada corporation (the “Company”), and Fengate Trident LP (the “Purchaser”). Reference is made to that certain Amendment to Convertible Promissory Notes dated January 20, 2020 by and between the parties hereto (“First Amendment”). Capitalized terms used but not otherwise defined herein or in the First Amendment shall have the same meanings as set forth in the Amended SPA (as defined in the First Amendment) or in the applicable Note.

RECITALS

WHEREAS, The Company and the Purchaser previously extended the Maturity Date of the 2016 Convertible Notes to May 31, 2020;

WHEREAS, the Parties entered into the First Amendment and a second amendment on March 5, 2020;

WHEREAS, Company and the Purchaser desire to further extend the Maturity Dates of each of the 2016 Convertible Notes until December 31, 2020; and

WHEREAS, Section 4.7 of the Notes provide that the Notes may not be modified or amended in any manner except in writing executed by the Company and the Purchaser.

NOW, THEREFORE, the Company and the Purchaser hereby agree that each of the Notes shall be amended by this Amendment, and the parties further agree as follows:

AGREEMENT

1. Effective Date of Third Amendment. This Third Amendment shall be effective in all respects as of the Effective Date set forth above.

2. Amendment to Maturity Date of the 2016 Convertible Notes. With respect to each of the 2016 Convertible Notes (as defined), the defined term “Maturity Date” shall mean December 31, 2020 (subject in each case to the terms and conditions of the respective Notes).

3. Approval of Third Amendment. By their signatures below, the undersigned parties hereby adopt this Third Amendment.

4. Necessary Acts. The Company and the Purchaser hereby agree to perform any reasonable further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Third Amendment and the transactions contemplated hereby.

[Signature Page – Trident Brands Incorporated – May 31, 2020

Third Amendment to Convertible Promissory Notes]

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5. Continued Validity. The Amended SPA, the Notes, and the First Amendment are each hereby amended wherever necessary to reflect the changes described above. Except as so amended hereby, the Amended SPA, the Notes and the First Amendment shall remain in full force and effect in accordance with their respective terms and are hereby ratified. Nothing herein shall affect the security pledge in connection with the Notes or Purchaser’s rights with respect thereto.

6. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York.

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed signatures transmitted electronically will be accepted and considered duly executed.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Effective Date.

TRIDENT BRANDS INCORPORATED

By:	/s/ Anthony Pallante
Name:	Anthony Pallante
Title:	CEO

FENGATE TRIDENT LP

By: Fengate Trident GP Inc., its General Partner

By:	/s/ Heather Crawford
Name:	Heather Crawford
Title:	Secretary

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